UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2020

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150

Ann Arbor, MI

(Address of principal executive offices)

48108

(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

Indenture and the Notes

On November 11, 2020, Esperion Therapeutics, Inc., a Delaware corporation (the “Company”), agreed to sell to the several initial purchasers (the “Initial Purchasers”), and the Initial Purchasers agreed to purchase from the Company, $250.0 million aggregate principal amount of the Company’s 4.00% Convertible Senior Subordinated Notes due 2025 (the “initial notes”), pursuant to a purchase agreement (the “Purchase Agreement”) between the Company and the Initial Purchasers. The Company also granted the Initial Purchasers an option to purchase from the Company up to an additional $30.0 million aggregate principal amount of the Company’s 4.00% Convertible Senior Subordinated Notes due 2025 (the “additional notes” and, together with the initial notes, the “notes”) pursuant to the Purchase Agreement for settlement within a 13-day period beginning on, and including, the date the initial notes are issued. The issuance of the initial notes was consummated on November 16, 2020 (the “Closing Date”).

The net proceeds the Company received from the offering of the initial notes was approximately $241.8 million, after deducting the Initial Purchasers’ discounts and commissions and offering expenses payable by the Company. On the Closing Date, the Company used approximately $41.1 million of the net proceeds from the offering of the initial notes to pay the cost of the Base Capped Call Transactions (as defined below) and $55.0 million of the net proceeds from the offering of the initial notes to finance the Forward Stock Purchase Transaction (as defined below). The Company intends to use the remaining net proceeds from the offering for general corporate purposes, including potential in-licensing opportunities. If the option granted to the Initial Purchasers to purchase additional notes is exercised, the Company expects to use a portion of the net proceeds from the sale of the additional notes to enter into the Additional Capped Call Transactions (as defined below). The Company expects to use the remaining net proceeds for general corporate purposes as described above.

The initial notes were, and any additional notes will be, issued pursuant to an indenture, dated as of the Closing Date (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The notes bear interest at a rate of 4.00% per annum on the principal amount thereof, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2021, to the holders of record of the notes as of the close of business on the immediately preceding May 1 and November 1, respectively. The notes will mature on November 15, 2025, unless earlier converted, redeemed or repurchased in accordance with their terms.

The notes are general unsecured obligations of the Company that are subordinated in right of payment to indebtedness, obligations and other liabilities under the Company’s Revenue Interest Purchase Agreement (as defined below), the revenue interests issued pursuant to such agreement, and any refinancing of the foregoing.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding August 15, 2025 in the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2021 (and only during such calendar quarter), if the last reported sale price per share of the Company’s common stock, par value $0.001 per share (“common stock”), is greater than or equal to 130% of the conversion price for each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter; (2) during the five business days after any five consecutive trading day period (such five consecutive trading day period, the “measurement period”) in which the trading price per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price per share of the Company’s common stock and the conversion rate for the notes on each such trading day; (3) if the Company calls such notes for redemption, any such notes that have been called for redemption may be converted at any time prior to the close of business on the second scheduled trading day immediately preceding the redemption date, but only with respect to the notes called for redemption; and (4) upon the occurrence of specified corporate events, as provided in the Indenture.

On or after August 15, 2025, to the close of business on the second scheduled trading day immediately before the maturity date, holders may convert all or any portion of their notes at the applicable conversion rate at any time at the option of the holder regardless of the foregoing conditions.

The initial conversion rate for the notes will be 30.2151 shares of the Company’s common stock per $1,000 principal amount of notes, which represents an initial conversion price of approximately $33.10 per share of the Company’s common stock, and is subject to adjustment upon the occurrence of certain specified events as set forth in the Indenture. Upon conversion, the Company will pay or deliver, as applicable, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, as provided in the Indenture.

In addition, following certain corporate events or following issuance of a notice of redemption, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or to convert its notes called (or deemed called) for redemption during the related redemption period, as the case may be.

The notes will be redeemable, in whole or in part, at the Company’s option at any time, and from time to time, on or after November 20, 2023 and before the 41st scheduled trading day immediately before the maturity date, at a cash redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, but only if the last reported sale price per share of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date the Company sends the related redemption notice, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Company sends such redemption notice. No sinking fund is provided for the notes. If the Company redeems less than all the outstanding notes, at least $125.0 million aggregate principal amount of notes must be outstanding and not subject to redemption as of the relevant redemption notice date.

If the Company undergoes a “fundamental change” (as defined in the Indenture), holders may require the Company to repurchase their notes for cash all or any portion of their notes at a fundamental change repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, to, but excluding, the fundamental change repurchase date.

The Indenture includes customary terms and covenants, including certain events of default.

The initial notes were, and any additional notes will be, offered and sold in a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the notes and any shares of the Company’s common stock issuable upon conversion thereof have not been and will not be registered under the Securities Act or any applicable state securities laws, and the notes and any such shares may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act and any applicable state securities laws.

A copy of the Indenture and form of 4.00% Convertible Senior Subordinated Note due 2025 are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the Indenture and the notes does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Capped Call Transactions

In connection with the pricing of the initial notes on November 11, 2020, the Company entered into privately negotiated capped call transactions (together, the “Base Capped Call Transactions”) with one of the initial purchasers of the notes or its affiliate and certain other financial institutions (together, the “Option Counterparties”). The Base Capped Call Transactions cover, subject to customary anti-dilution adjustments, the aggregate number of shares of the Company’s common stock that underlie the initial notes, and are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of initial notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted initial notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Base Capped Call Transactions. The cap price of the Base Capped Call Transactions will initially be $55.1600, which represents a premium of 100.0% over the last reported sale price of the Company’s common stock on November 11, 2020, and is subject to certain adjustments under the terms of the Base Capped Call Transactions. The cost of the Base Capped Call Transactions was approximately $41.1 million. If the Initial Purchasers exercise their option to purchase additional notes, the Company expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the Option Counterparties (together, the “Additional Capped Call Transactions” and, together with the Base Capped Call Transactions, the “Capped Call Transactions”).

The Base Capped Call Transactions are, and any Additional Capped Call Transactions will be, separate transactions, in each case entered into between the Company and the respective Option Counterparty, and are not part of the terms of the notes and will not affect any holder’s rights under the notes. Holders of the notes will not have any rights with respect to the Capped Call Transactions.

A form of the base call option confirmations relating to the Capped Call Transactions is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Capped Call Transactions does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Forward Stock Purchase Transaction

On November 11, 2020, in connection with the pricing of the initial notes, the Company entered into a forward stock purchase transaction (the “Forward Stock Purchase Transaction”) pursuant to a forward stock purchase confirmation (the “Forward Stock Purchase Confirmation”) with Morgan Stanley & Co. LLC, pursuant to which the Company agreed to purchase 1,994,198 shares of its common stock for settlement on or about November 15, 2025. The number of shares of the Company’s common stock that the Company will ultimately repurchase in the Forward Stock Purchase Transaction is subject to customary anti-dilution adjustments. On November 16, 2020, the Company used $55.0 million of the proceeds from the offering of the initial notes to finance the cost of the Forward Stock Purchase Transaction.

The Forward Stock Purchase Transaction is intended to allow investors in the notes to establish short positions that generally correspond to (but may be greater than) commercially reasonable initial hedges of their investment in the notes. The Forward Stock Purchase Transaction is subject to early settlement or settlement with alternative consideration in the event of certain corporate transactions.

A copy of the Forward Stock Purchase Confirmation is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Forward Stock Purchase Confirmation does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Amendment to Revenue Interest Purchase Agreement

On November 11, 2020, the Company entered into Amendment No. 1 (the “Amendment”) to the Revenue Interest Purchase Agreement by and among the Company, the purchasers from time to time party thereto and Eiger III SA LLC, as the purchaser agent, dated effective as of June 26, 2019 (the “Revenue Interest Purchase Agreement”).

The Amendment amended certain defined terms and covenants in the Revenue Interest Purchase Agreement in order to permit the Company’s issuance, offer, and sale of the notes and certain related transactions.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of such Amendment, which the Company intends to file with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The initial notes were, and any additional notes will be, issued to the Initial Purchasers in reliance upon Section 4(a)(2) of the Securities Act in transactions not involving any public offering. The initial notes were, and any additional notes will be, resold by the Initial Purchasers to persons whom the Initial Purchasers reasonably believe are “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any shares of the Company’s common stock that may be issued upon conversion of the notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. The Company relied on this exemption from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Base Capped Call Transactions and the Forward Stock Purchase Transaction were, and any Additional Capped Call Transactions will be, entered into by the Company in reliance upon Section 4(a)(2) of the Securities Act in transactions not involving any public offering. The Company relied on this exemption from registration based in part on representations made by the Option Counterparties party thereto.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding the anticipated use of the net proceeds from the offering and the Company’s expectations regarding the effects of the Capped Call Transactions and the Forward Stock Purchase Transaction. Any express or implied statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected, including, without limitation, the risk that the actual use of net proceeds from the offering will differ from the intended use of net proceeds because of market conditions or otherwise and risks detailed in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of November 16, 2020, between Esperion Therapeutics, Inc. and U.S. Bank National Association
4.2	Form of 4.00% Convertible Senior Subordinated Note due 2025 (included as Exhibit A to Exhibit 4.1)
10.1	Form of Capped Call Confirmation
10.2	Forward Stock Purchase Confirmation, dated November 11, 2020, between Esperion Therapeutics, Inc. and Morgan Stanley & Co. LLC
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2020	Esperion Therapeutics, Inc.

	By:	/s/ Tim M. Mayleben
Tim M. Mayleben
President and Chief Executive Officer